SiriusPoint Ltd.

Financial Supplement
June 30, 2024

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point Building	Sarah Singh - VP, Strategy and Investor Relations
3 Waterloo Lane	Tel: +1 646 884 4310
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. Reconciliations and definitions of such measures to the most directly comparable GAAP figures are included in the attached financial information in accordance with Regulation G and Item 10(e) of Regulation S-K, as applicable.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents, managing general underwriters and/or program administrators; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s Board of Directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
June 30, 2024 and 2023
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Combined ratio	89.0%	83.0%	87.0%	78.4%
Core underwriting income (1)	$36.9	$63.3	$81.2	$170.7
Core net services income (1)	$9.1	$7.7	$27.2	$24.4
Core income (1)	$46.0	$71.0	$108.4	$195.1
Core combined ratio (1)	93.3%	89.4%	92.5%	85.1%
Accident year loss ratio (1)	61.6%	65.2%	60.7%	64.4%
Accident year combined ratio (1)	94.2%	93.6%	93.6%	95.3%
Attritional loss ratio (1)	60.6%	65.2%	60.2%	63.8%
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	17.9%	11.0%	16.7%	19.2%
Book value per common share (2)	$14.68	$13.76	$14.68	$13.76
Book value per diluted common share (2)	$14.31	$13.35	$14.31	$13.35
Tangible book value per diluted common share (1) (2)	$13.47	$12.47	$13.47	$12.47
(1)Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Accident year combined ratio, accident year loss ratio and attritional loss ratio are non-GAAP financial measures. See definitions in “Core Results by Quarter.” Tangible book value per diluted common share is a non-GAAP financial measure. See reconciliation in “Book Value per Share - by Quarter.”
(2)Prior year comparatives represent amounts as of December 31, 2023.

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$5,345.3	$5,057.5	$4,755.4	$4,423.3	$4,172.1
Debt securities, trading, at fair value	307.7	406.0	534.9	616.4	753.2
Short-term investments, at fair value	97.5	329.9	371.6	548.7	559.2
Investments in related party investment funds, at fair value	106.6	105.6	105.6	109.9	111.3
Other long-term investments, at fair value	241.7	296.6	308.5	326.1	355.4
Equity securities, at fair value	—	1.6	1.6	1.6	1.6
Total investments	6,098.8	6,197.2	6,077.6	6,026.0	5,952.8
Cash and cash equivalents	598.1	867.5	969.2	703.5	676.2
Restricted cash and cash equivalents	125.9	218.9	132.1	107.7	95.2
Redemption receivable from related party investment fund	—	—	3.0	2.4	5.0
Due from brokers	28.6	16.4	5.6	21.5	18.2
Interest and dividends receivable	50.7	44.5	42.3	41.1	36.8
Insurance and reinsurance balances receivable, net	2,120.2	2,127.2	1,966.3	2,057.6	2,219.6
Deferred acquisition costs, net	341.9	320.8	308.9	333.0	342.6
Unearned premiums ceded	496.1	494.8	449.2	464.7	484.8
Loss and loss adjustment expenses recoverable, net	2,191.5	2,233.8	2,295.1	2,314.2	2,276.6
Deferred tax asset	285.1	290.7	293.6	180.6	163.9
Intangible assets	146.8	149.8	152.7	155.6	158.5
Other assets	280.3	174.2	175.9	183.3	165.4
Total assets	$12,764.0	$13,135.8	$12,871.5	$12,591.2	$12,595.6
Liabilities
Loss and loss adjustment expense reserves	$5,606.0	$5,565.3	$5,608.1	$5,448.8	$5,307.4
Unearned premium reserves	1,769.7	1,715.7	1,627.3	1,762.8	1,842.2
Reinsurance balances payable	1,544.5	1,780.5	1,736.7	1,733.4	1,845.4
Deposit liabilities	22.1	128.8	134.4	135.8	137.8
Deferred gain on retroactive reinsurance	23.0	25.8	27.9	25.8	21.2
Debt	648.6	770.6	786.2	763.5	765.9
Securities sold under an agreement to repurchase	—	—	—	—	11.0
Due to brokers	40.2	60.7	6.2	39.1	28.1
Deferred tax liability	56.1	48.9	68.7	81.2	61.0
Liability-classified capital instruments	72.6	83.2	67.3	62.0	65.4
Accounts payable, accrued expenses and other liabilities	275.7	335.9	278.1	273.4	261.3
Total liabilities	10,058.5	10,515.4	10,340.9	10,325.8	10,346.7
Commitments and contingent liabilities
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	17.1	17.0	16.8	16.5	16.3
Additional paid-in capital	1,713.3	1,711.2	1,693.0	1,661.4	1,645.6
Retained earnings	801.7	691.8	601.0	507.5	450.0
Accumulated other comprehensive income (loss), net of tax	(28.0)	(17.4)	3.1	(135.4)	(75.9)
Shareholders’ equity attributable to SiriusPoint shareholders	2,704.1	2,602.6	2,513.9	2,250.0	2,236.0
Noncontrolling interests	1.4	17.8	16.7	15.4	12.9
Total shareholders’ equity	2,705.5	2,620.4	2,530.6	2,265.4	2,248.9
Total liabilities, noncontrolling interests and shareholders’ equity	$12,764.0	$13,135.8	$12,871.5	$12,591.2	$12,595.6

SiriusPoint Ltd.
Consolidated Statements of Income
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenues
Net premiums earned	$590.5	$639.7	$1,184.3	$1,235.2
Net investment income	78.2	68.5	157.0	130.2
Net realized and unrealized investment gains (losses)	(55.9)	(1.8)	(54.9)	9.5
Net realized and unrealized investment gains (losses) from related party investment funds	1.0	(0.9)	1.0	(0.1)
Net investment income and net realized and unrealized investment gains (losses)	23.3	65.8	103.1	139.6
Other revenues	129.5	5.3	141.4	14.1
Total revenues	743.3	710.8	1,428.8	1,388.9
Expenses
Loss and loss adjustment expenses incurred, net	364.4	375.7	681.9	642.8
Acquisition costs, net	119.9	111.8	264.8	231.5
Other underwriting expenses	41.1	43.3	82.9	95.5
Net corporate and other expenses	66.6	70.3	122.6	130.3
Intangible asset amortization	3.0	2.9	5.9	5.3
Interest expense	15.7	11.7	36.2	24.5
Foreign exchange (gains) losses	3.6	17.4	(0.1)	17.5
Total expenses	614.3	633.1	1,194.2	1,147.4
Income before income tax expense	129.0	77.7	234.6	241.5
Income tax expense	(14.2)	(15.8)	(23.9)	(41.3)
Net income	114.8	61.9	210.7	200.2
Net income attributable to noncontrolling interests	(0.9)	(2.0)	(2.0)	(4.4)
Net income available to SiriusPoint	113.9	59.9	208.7	195.8
Dividends on Series B preference shares	(4.0)	(4.0)	(8.0)	(8.0)
Net income available to SiriusPoint common shareholders	$109.9	$55.9	$200.7	$187.8
Earnings per share available to SiriusPoint common shareholders
Basic earnings per share available to SiriusPoint common shareholders (1)	$0.60	$0.32	$1.11	$1.08
Diluted earnings per share available to SiriusPoint common shareholders (1)	$0.57	$0.31	$1.05	$1.05
Weighted average number of common shares used in the determination of earnings per share
Basic	170,173,022	162,027,831	169,453,656	161,473,011
Diluted	178,711,254	166,708,932	178,085,119	165,997,198
(1)    Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Revenues
Net premiums earned	$590.5	$593.8	$578.0	$613.0	$639.7
Net investment income	78.2	78.8	78.4	75.1	68.5
Net realized and unrealized investment gains (losses)	(55.9)	1.0	(12.4)	(7.1)	(1.8)
Net realized and unrealized investment gains (losses) from related party investment funds	1.0	—	(1.0)	0.1	(0.9)
Net investment income and net realized and unrealized investment gains (losses)	23.3	79.8	65.0	68.1	65.8
Other revenues	129.5	11.9	2.8	21.5	5.3
Total revenues	743.3	685.5	645.8	702.6	710.8
Expenses
Loss and loss adjustment expenses incurred, net	364.4	317.5	365.4	373.1	375.7
Acquisition costs, net	119.9	144.9	111.7	129.5	111.8
Other underwriting expenses	41.1	41.8	64.2	36.6	43.3
Net corporate and other expenses	66.6	56.0	64.5	63.4	70.3
Intangible asset amortization	3.0	2.9	2.9	2.9	2.9
Interest expense	15.7	20.5	19.8	19.8	11.7
Foreign exchange (gains) losses	3.6	(3.7)	19.2	(1.8)	17.4
Total expenses	614.3	579.9	647.7	623.5	633.1
Income (loss) before income tax (expense) benefit	129.0	105.6	(1.9)	79.1	77.7
Income tax (expense) benefit	(14.2)	(9.7)	101.6	(15.3)	(15.8)
Net income	114.8	95.9	99.7	63.8	61.9
Net income attributable to noncontrolling interests	(0.9)	(1.1)	(2.2)	(2.3)	(2.0)
Net income available to SiriusPoint	113.9	94.8	97.5	61.5	59.9
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net income available to SiriusPoint common shareholders	$109.9	$90.8	$93.5	$57.5	$55.9
Earnings per share available to SiriusPoint common shareholders
Basic earnings per share available to SiriusPoint common shareholders (1)	$0.60	$0.50	$0.52	$0.33	$0.32
Diluted earnings per share available to SiriusPoint common shareholders (1)	$0.57	$0.49	$0.50	$0.32	$0.31
Weighted average number of common shares used in the determination of earnings per share
Basic	170,173,022	168,934,114	166,640,624	163,738,528	162,027,831
Diluted	178,711,254	174,380,963	173,609,940	168,516,508	166,708,932
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Comprehensive Income - by Quarter
(expressed in millions of U.S. dollars)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Comprehensive income
Net income	$114.8	$95.9	$99.7	$63.8	$61.9
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustment	(0.1)	(1.8)	1.0	(1.1)	1.5
Unrealized gains (losses) from debt securities held as available for sale investments	(3.4)	(18.4)	128.8	(56.2)	(56.6)
Reclassifications from accumulated other comprehensive income (loss)	(7.1)	(0.3)	8.7	(2.2)	2.2
Total other comprehensive income (loss)	(10.6)	(20.5)	138.5	(59.5)	(52.9)
Comprehensive income	104.2	75.4	238.2	4.3	9.0
Net income attributable to noncontrolling interests	(0.9)	(1.1)	(2.2)	(2.3)	(2.0)
Comprehensive income available to SiriusPoint	$103.3	$74.3	$236.0	$2.0	$7.0

SiriusPoint Ltd.
Segment Reporting - Three months ended June 30, 2024
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$352.5	$490.2	$842.7	$—	$21.8	$—	$864.5
Net premiums written	308.8	341.1	649.9	—	(6.3)	—	643.6
Net premiums earned	256.2	297.2	553.4	—	37.1	—	590.5
Loss and loss adjustment expenses incurred, net	143.8	192.2	336.0	(1.3)	29.7	—	364.4
Acquisition costs, net	67.2	75.8	143.0	(36.5)	13.4	—	119.9
Other underwriting expenses	20.2	17.3	37.5	—	3.6	—	41.1
Underwriting income (loss)	25.0	11.9	36.9	37.8	(9.6)	—	65.1
Services revenues	—	57.4	57.4	(34.4)	—	(23.0)	—
Services expenses	—	47.7	47.7	—	—	(47.7)	—
Net services fee income	—	9.7	9.7	(34.4)	—	24.7	—
Services noncontrolling income	—	(0.6)	(0.6)	—	—	0.6	—
Net services income	—	9.1	9.1	(34.4)	—	25.3	—
Segment income (loss)	25.0	21.0	46.0	3.4	(9.6)	25.3	65.1
Net investment income					78.2	—	78.2
Net realized and unrealized investment losses					(55.9)	—	(55.9)
Net realized and unrealized investment gains from related party investment funds					1.0	—	1.0
Other revenues					106.5	23.0	129.5
Net corporate and other expenses					(18.9)	(47.7)	(66.6)
Intangible asset amortization					(3.0)	—	(3.0)
Interest expense					(15.7)	—	(15.7)
Foreign exchange losses					(3.6)	—	(3.6)
Income before income tax expense	$25.0	$21.0	46.0	3.4	79.0	0.6	129.0
Income tax expense			—	—	(14.2)	—	(14.2)
Net income			46.0	3.4	64.8	0.6	114.8
Net income attributable to noncontrolling interest			—	—	(0.3)	(0.6)	(0.9)
Net income available to SiriusPoint			$46.0	$3.4	$64.5	$—	$113.9

Underwriting Ratios: (1)
Loss ratio	56.1%	64.7%	60.7%				61.7%
Acquisition cost ratio	26.2%	25.5%	25.8%				20.3%
Other underwriting expenses ratio	7.9%	5.8%	6.8%				7.0%
Combined ratio	90.2%	96.0%	93.3%				89.0%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended June 30, 2023
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$357.7	$447.5	$805.2	$—	$37.3	$—	$842.5
Net premiums written	311.9	276.4	588.3	—	37.3	—	625.6
Net premiums earned	271.8	324.4	596.2	—	43.5	—	639.7
Loss and loss adjustment expenses incurred, net	146.7	216.7	363.4	(1.5)	13.8	—	375.7
Acquisition costs, net	51.3	80.7	132.0	(35.9)	15.7	—	111.8
Other underwriting expenses	12.0	25.5	37.5	—	5.8	—	43.3
Underwriting income	61.8	1.5	63.3	37.4	8.2	—	108.9
Services revenues	(2.8)	62.2	59.4	(36.9)	—	(22.5)	—
Services expenses	—	50.0	50.0	—	—	(50.0)	—
Net services fee income (loss)	(2.8)	12.2	9.4	(36.9)	—	27.5	—
Services noncontrolling income	—	(1.7)	(1.7)	—	—	1.7	—
Net services income (loss)	(2.8)	10.5	7.7	(36.9)	—	29.2	—
Segment income	59.0	12.0	71.0	0.5	8.2	29.2	108.9
Net investment income					68.5	—	68.5
Net realized and unrealized investment losses					(1.8)	—	(1.8)
Net realized and unrealized investment losses from related party investment funds					(0.9)	—	(0.9)
Other revenues					(17.2)	22.5	5.3
Net corporate and other expenses					(20.3)	(50.0)	(70.3)
Intangible asset amortization					(2.9)	—	(2.9)
Interest expense					(11.7)	—	(11.7)
Foreign exchange losses					(17.4)	—	(17.4)
Income before income tax expense	$59.0	$12.0	71.0	0.5	4.5	1.7	77.7
Income tax expense			—	—	(15.8)	—	(15.8)
Net income (loss)			71.0	0.5	(11.3)	1.7	61.9
Net income attributable to noncontrolling interest			—	—	(0.3)	(1.7)	(2.0)
Net income (loss) available to SiriusPoint			$71.0	$0.5	$(11.6)	$—	$59.9

Underwriting Ratios: (1)
Loss ratio	54.0%	66.8%	61.0%				58.7%
Acquisition cost ratio	18.9%	24.9%	22.1%				17.5%
Other underwriting expenses ratio	4.4%	7.9%	6.3%				6.8%
Combined ratio	77.3%	99.6%	89.4%				83.0%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Six months ended June 30, 2024
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$708.9	$1,014.5	$1,723.4	$—	$47.7	$—	$1,771.1
Net premiums written	598.9	678.2	1,277.1	—	5.8	—	1,282.9
Net premiums earned	509.8	561.4	1,071.2	—	113.1	—	1,184.3
Loss and loss adjustment expenses incurred, net	268.4	368.7	637.1	(2.7)	47.5	—	681.9
Acquisition costs, net	137.0	141.0	278.0	(69.7)	56.5	—	264.8
Other underwriting expenses	39.5	35.4	74.9	—	8.0	—	82.9
Underwriting income	64.9	16.3	81.2	72.4	1.1	—	154.7
Services revenues	—	123.2	123.2	(71.5)	—	(51.7)	—
Services expenses	—	93.7	93.7	—	—	(93.7)	—
Net services fee income	—	29.5	29.5	(71.5)	—	42.0	—
Services noncontrolling income	—	(2.3)	(2.3)	—	—	2.3	—
Net services income	—	27.2	27.2	(71.5)	—	44.3	—
Segment income	64.9	43.5	108.4	0.9	1.1	44.3	154.7
Net investment income					157.0	—	157.0
Net realized and unrealized investment losses					(54.9)	—	(54.9)
Net realized and unrealized investment gains from related party investment funds					1.0	—	1.0
Other revenues					89.7	51.7	141.4
Net corporate and other expenses					(28.9)	(93.7)	(122.6)
Intangible asset amortization					(5.9)	—	(5.9)
Interest expense					(36.2)	—	(36.2)
Foreign exchange gains					0.1	—	0.1
Income before income tax expense	$64.9	$43.5	108.4	0.9	123.0	2.3	234.6
Income tax expense			—	—	(23.9)	—	(23.9)
Net income			108.4	0.9	99.1	2.3	210.7
Net (income) loss attributable to noncontrolling interests			—	—	0.3	(2.3)	(2.0)
Net income available to SiriusPoint			$108.4	$0.9	$99.4	$—	$208.7

Underwriting Ratios: (1)
Loss ratio	52.6%	65.7%	59.5%				57.6%
Acquisition cost ratio	26.9%	25.1%	26.0%				22.4%
Other underwriting expenses ratio	7.7%	6.3%	7.0%				7.0%
Combined ratio	87.2%	97.1%	92.5%				87.0%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Six months ended June 30, 2023
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$753.9	$1,111.5	$1,865.4	$—	$87.6	$—	$1,953.0
Net premiums written	622.9	729.0	1,351.9	—	65.4	—	1,417.3
Net premiums earned	531.3	615.6	1,146.9	—	88.3	—	1,235.2
Loss and loss adjustment expenses incurred, net	232.3	389.2	621.5	(2.8)	24.1	—	642.8
Acquisition costs, net	117.3	152.4	269.7	(68.4)	30.2	—	231.5
Other underwriting expenses	40.2	44.8	85.0	—	10.5	—	95.5
Underwriting income	141.5	29.2	170.7	71.2	23.5	—	265.4
Services revenues	(2.6)	125.8	123.2	(71.3)	—	(51.9)	—
Services expenses	—	95.5	95.5	—	—	(95.5)	—
Net services fee income (loss)	(2.6)	30.3	27.7	(71.3)	—	43.6	—
Services noncontrolling income	—	(3.3)	(3.3)	—	—	3.3	—
Net services income (loss)	(2.6)	27.0	24.4	(71.3)	—	46.9	—
Segment income	138.9	56.2	195.1	(0.1)	23.5	46.9	265.4
Net investment income					130.2	—	130.2
Net realized and unrealized investment gains					9.5	—	9.5
Net realized and unrealized investment losses from related party investment funds					(0.1)	—	(0.1)
Other revenues					(37.8)	51.9	14.1
Net corporate and other expenses					(34.8)	(95.5)	(130.3)
Intangible asset amortization					(5.3)	—	(5.3)
Interest expense					(24.5)	—	(24.5)
Foreign exchange losses					(17.5)	—	(17.5)
Income before income tax expense	$138.9	$56.2	195.1	(0.1)	43.2	3.3	241.5
Income tax expense			—	—	(41.3)	—	(41.3)
Net income			195.1	(0.1)	1.9	3.3	200.2
Net income attributable to noncontrolling interests			—	—	(1.1)	(3.3)	(4.4)
Net income available to SiriusPoint			$195.1	$(0.1)	$0.8	$—	$195.8

Underwriting Ratios: (1)
Loss ratio	43.7%	63.2%	54.2%				52.0%
Acquisition cost ratio	22.1%	24.8%	23.5%				18.7%
Other underwriting expenses ratio	7.6%	7.3%	7.4%				7.7%
Combined ratio	73.4%	95.3%	85.1%				78.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Revenues
Gross premiums written	$864.6	$906.6	$715.6	$758.8	$842.5
Net premiums written	643.6	639.3	454.6	566.0	625.6
Net premiums earned	590.5	593.8	578.0	613.0	639.7
Expenses
Loss and loss adjustment expenses incurred, net	364.4	317.5	365.4	373.1	375.7
Acquisition costs, net	119.9	144.9	111.7	129.5	111.8
Other underwriting expenses	41.1	41.8	64.2	36.6	43.3
Underwriting income	$65.1	$89.6	$36.7	$73.8	$108.9

Underwriting Ratios (1):
Loss ratio	61.7%	53.5%	63.2%	60.9%	58.7%
Acquisition cost ratio	20.3%	24.4%	19.3%	21.1%	17.5%
Other underwriting expenses ratio	7.0%	7.0%	11.1%	6.0%	6.8%
Combined ratio	89.0%	84.9%	93.6%	88.0%	83.0%

Catastrophe losses, net of reinsurance and reinstatement premiums	$5.6	$—	$(0.1)	$12.0	$—
Favorable prior year loss reserve development	$(1.1)	$(38.9)	$(11.1)	$(24.7)	$(33.0)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Revenues
Gross premiums written	$842.7	$880.7	$719.8	$725.5	$805.2
Net premiums written	649.9	627.2	458.2	533.6	588.3
Net premiums earned	553.4	517.8	558.4	575.3	596.2
Expenses
Loss and loss adjustment expenses incurred, net	336.0	301.1	328.4	355.8	363.4
Acquisition costs, net	143.0	135.0	132.3	145.7	132.0
Other underwriting expenses	37.5	37.4	60.7	31.3	37.5
Underwriting income	36.9	44.3	37.0	42.5	63.3
Services revenues	57.4	65.8	55.7	58.6	59.4
Services expenses	47.7	46.0	43.6	48.7	50.0
Net services fee income	9.7	19.8	12.1	9.9	9.4
Services noncontrolling income	(0.6)	(1.7)	(2.8)	(2.4)	(1.7)
Net services income	9.1	18.1	9.3	7.5	7.7
Segment income	$46.0	$62.4	$46.3	$50.0	$71.0

Underwriting Ratios (2):
Loss ratio	60.7%	58.1%	58.8%	61.8%	61.0%
Acquisition cost ratio	25.8%	26.1%	23.7%	25.3%	22.1%
Other underwriting expenses ratio	6.8%	7.2%	10.9%	5.4%	6.3%
Combined ratio	93.3%	91.4%	93.4%	92.5%	89.4%

Accident year loss ratio	61.6%	59.7%	65.6%	64.0%	65.2%
Accident year combined ratio	94.2%	93.0%	100.1%	94.8%	93.6%
Attritional loss ratio	60.6%	59.7%	65.6%	62.9%	65.2%

Catastrophe losses, net of reinsurance and reinstatement premiums	$5.6	$—	$(0.2)	$6.7	$—
Favorable prior year loss reserve development	$(4.9)	$(8.0)	$(37.7)	$(12.6)	$(25.2)
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Revenues
Gross premiums written	$352.5	$356.4	$251.7	$265.4	$357.7
Net premiums written	308.8	290.1	194.9	243.2	311.9
Net premiums earned	256.2	253.6	243.2	256.9	271.8
Expenses
Loss and loss adjustment expenses incurred, net	143.8	124.6	121.8	136.2	146.7
Acquisition costs, net	67.2	69.8	65.5	69.4	51.3
Other underwriting expenses	20.2	19.3	28.1	14.4	12.0
Underwriting income	25.0	39.9	27.8	36.9	61.8
Services revenues	—	—	1.7	(0.2)	(2.8)
Net services income (loss)	—	—	1.7	(0.2)	(2.8)
Segment income	$25.0	$39.9	$29.5	$36.7	$59.0

Underwriting Ratios (1):
Loss ratio	56.1%	49.1%	50.1%	53.0%	54.0%
Acquisition cost ratio	26.2%	27.5%	26.9%	27.0%	18.9%
Other underwriting expenses ratio	7.9%	7.6%	11.6%	5.6%	4.4%
Combined ratio	90.2%	84.2%	88.6%	85.6%	77.3%

Accident year loss ratio	58.6%	53.2%	58.8%	60.5%	63.5%
Accident year combined ratio	92.7%	88.3%	97.2%	93.1%	86.8%
Attritional loss ratio	57.4%	53.2%	59.0%	57.8%	63.5%

Catastrophe losses, net of reinsurance and reinstatement premiums	$3.0	$—	$(0.6)	$6.8	$—
Favorable prior year loss reserve development	$(6.3)	$(10.3)	$(21.1)	$(19.2)	$(25.9)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Revenues
Gross premiums written	$490.2	$524.3	$468.1	$460.1	$447.5
Net premiums written	341.1	337.1	263.3	290.4	276.4
Net premiums earned	297.2	264.2	315.2	318.4	324.4
Expenses
Loss and loss adjustment expenses incurred, net	192.2	176.5	206.6	219.6	216.7
Acquisition costs, net	75.8	65.2	66.8	76.3	80.7
Other underwriting expenses	17.3	18.1	32.6	16.9	25.5
Underwriting income	11.9	4.4	9.2	5.6	1.5
Services revenues	57.4	65.8	54.0	58.8	62.2
Services expenses	47.7	46.0	43.6	48.7	50.0
Net services fee income	9.7	19.8	10.4	10.1	12.2
Services noncontrolling income	(0.6)	(1.7)	(2.8)	(2.4)	(1.7)
Net services income	9.1	18.1	7.6	7.7	10.5
Segment income	$21.0	$22.5	$16.8	$13.3	$12.0

Underwriting Ratios (1):
Loss ratio	64.7%	66.8%	65.5%	69.0%	66.8%
Acquisition cost ratio	25.5%	24.7%	21.2%	24.0%	24.9%
Other underwriting expenses ratio	5.8%	6.9%	10.3%	5.3%	7.9%
Combined ratio	96.0%	98.4%	97.0%	98.3%	99.6%

Accident year loss ratio	64.2%	65.9%	70.8%	66.9%	66.6%
Accident year combined ratio	95.5%	97.5%	102.3%	96.2%	99.3%
Attritional loss ratio	63.3%	65.9%	70.7%	66.9%	66.6%

Catastrophe losses, net of reinsurance and reinstatement premiums	$2.6	$—	$0.4	$(0.1)	$—
(Favorable) adverse prior year loss reserve development	$1.4	$2.3	$(16.6)	$6.6	$0.7
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	June 30, 2024		March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$1,101.3	18.1%	$1,044.0	16.8%	$880.7	14.5%	$802.6	13.3%	$704.8	11.8%
Residential mortgage-backed securities	1,046.5	17.2%	926.8	15.0%	902.8	14.9%	777.1	12.9%	684.4	11.5%
Commercial mortgage-backed securities	238.2	3.9%	236.5	3.8%	204.1	3.4%	168.9	2.8%	133.7	2.2%
Corporate debt securities	1,783.7	29.2%	1,730.8	27.9%	1,573.1	25.9%	1,533.5	25.4%	1,483.5	24.9%
U.S. government and government agency	1,141.1	18.7%	1,069.5	17.3%	1,136.7	18.7%	1,075.6	17.8%	1,083.5	18.2%
Non-U.S. government and government agency	34.5	0.6%	49.9	0.8%	58.0	1.0%	65.6	1.1%	82.2	1.4%
Total debt securities, available for sale	5,345.3	87.6%	5,057.5	81.6%	4,755.4	78.4%	4,423.3	73.4%	4,172.1	70.0%
Asset-backed securities	148.3	2.4%	199.7	3.2%	256.6	4.2%	304.2	5.0%	358.8	6.0%
Residential mortgage-backed securities	52.8	0.9%	55.3	0.9%	57.2	0.9%	56.2	0.9%	80.5	1.4%
Commercial mortgage-backed securities	62.9	1.0%	66.2	1.1%	67.8	1.1%	67.4	1.1%	72.7	1.2%
Corporate debt securities	10.6	0.2%	41.5	0.7%	45.2	0.7%	62.6	1.0%	101.4	1.7%
U.S. government and government agency	29.8	0.5%	33.4	0.5%	98.1	1.6%	108.8	1.8%	108.9	1.8%
Non-U.S. government and government agency	3.3	0.1%	9.9	0.2%	10.0	0.2%	17.2	0.3%	30.9	0.5%
Total debt securities, trading	307.7	5.0%	406.0	6.6%	534.9	8.7%	616.4	10.2%	753.2	12.6%
Total equity securities	—	—%	1.6	—%	1.6	—%	1.6	—%	1.6	—%
Short-term investments	97.5	1.6%	329.9	5.3%	371.6	6.1%	548.7	9.1%	559.2	9.6%
Other long-term investments	119.6	2.0%	170.6	2.8%	169.7	2.8%	181.7	3.0%	235.0	3.9%
Cost and equity method investments	71.4	1.2%	73.6	1.2%	80.1	1.3%	83.9	1.4%	88.2	1.5%
Investments in funds valued at net asset value	157.3	2.6%	158.0	2.5%	164.3	2.7%	170.4	2.8%	143.5	2.4%
Total investments	$6,098.8	100.0%	$6,197.2	100.0%	$6,077.6	100.0%	$6,026.0	100.0%	$5,952.8	100.0%

SiriusPoint Ltd.
Earnings per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	170,173,022	168,934,114	166,640,624	163,738,528	162,027,831
Dilutive effect of options, warrants, restricted share awards, restricted share units, and Series A preference shares	8,538,233	5,446,849	6,969,316	4,777,980	4,681,101
Diluted number of common shares outstanding	178,711,255	174,380,963	173,609,940	168,516,508	166,708,932

Basic earnings per common share:
Net income available to SiriusPoint common shareholders	$109.9	$90.8	$93.5	$57.5	$55.9
Net income allocated to SiriusPoint participating common shareholders	(7.2)	(6.1)	(6.5)	(4.0)	(4.0)
Net income allocated to SiriusPoint common shareholders	$102.7	$84.7	$87.0	$53.5	$51.9

Basic earnings per share available to SiriusPoint common shareholders (1)	$0.60	$0.50	$0.52	$0.33	$0.32

Diluted earnings per common share:
Net income available to SiriusPoint common shareholders	$109.9	$90.8	$93.5	$57.5	$55.9
Net income allocated to SiriusPoint participating common shareholders	(7.2)	(6.1)	(6.5)	(4.0)	(4.0)
Net income allocated to SiriusPoint common shareholders	$102.7	$84.7	$87.0	$53.5	$51.9

Diluted earnings per share available to SiriusPoint common shareholders (1)	$0.57	$0.49	$0.50	$0.32	$0.31
(1)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Net income available to SiriusPoint common shareholders	$109.9	$90.8	$93.5	$57.5	$55.9
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,402.6	2,313.9	2,050.0	2,036.0	2,029.9
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	2,504.1	2,402.6	2,313.9	2,050.0	2,036.0
Average common shareholders’ equity attributable to SiriusPoint common shareholders	$2,453.4	$2,358.3	$2,182.0	$2,043.0	$2,033.0
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	17.9%	15.4%	17.1%	11.3%	11.0%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Common shareholders’ equity attributable to SiriusPoint common shareholders	$2,504.1	$2,402.6	$2,313.9	$2,050.0	$2,036.0
Intangible assets	(146.8)	(149.8)	(152.7)	(155.6)	(158.5)
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$2,357.3	$2,252.8	$2,161.2	$1,894.4	$1,877.5

Common shares outstanding	170,572,790	169,753,232	168,120,022	165,068,101	163,200,630
Effect of dilutive stock options, restricted share units, warrants and Series A preference shares	4,465,438	6,340,997	5,193,920	4,236,254	3,964,586
Book value per diluted common share denominator	175,038,228	176,094,229	173,313,942	169,304,355	167,165,216

Book value per common share	$14.68	$14.15	$13.76	$12.42	$12.48
Book value per diluted common share	$14.31	$13.64	$13.35	$12.11	$12.18
Tangible book value per diluted common share (1)	$13.47	$12.79	$12.47	$11.19	$11.23
(1)Tangible book value per diluted common share, as presented, is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is book value per common share. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.